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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

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                                  FORM 8-K



                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)        December 11, 1996
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                                LOEWS CORPORATION
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          (Exact Name of Registrant as Specified in its Charter)


         Delaware                      1-6541                    13-2646102
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(State or Other Jurisdiction        (Commission              (I.R.S. Employer
of Incorporation)                   File Number)             Identification No.)


   667 Madison Avenue, New York, N.Y.                                 10021-8087
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 (Address of Principal Executive Offices)                             (Zip Code)




Registrant's telephone number, including area code      (212) 545-2000
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                                NOT APPLICABLE
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     (Former Name or Former Address, if Changed Since Last Report)



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                              Page 1 of 3 Pages
Item 5. Other Events.

  On December 4, 1996, the Company entered into an Underwriting Agreement (the "Underwriting Agreement") with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Donaldson, Lufkin & Jenrette Securities Corporation (collectively, the "Underwriters"), whereby the Underwriters severally agreed to purchase $300,000,000 of the Company's 6 3/4% Senior Notes due 2006 (the "Notes"). The Notes are part of a series of securities registered pursuant to Rule 415(a)(1)(x) of the Securities Act of 1933, as amended, on Registration Statement 33-60342, which was declared effective on October 7, 1993. The terms of the Notes are governed by an Indenture (the "Indenture"), between the Company and The Chase Manhattan Bank, as trustee. The closing of the purchase of the Notes by the Underwriters occurred on December 9, 1996. The Company applied the net proceeds received from the offering of the Notes for general corporate purposes.

  Descriptions of the Underwriting Agreement and the Indenture and the transactions contemplated thereunder do not purport to be complete. Included as exhibits hereto are the Underwriting Agreement and the Indenture and the documents relating thereto and, as such, the foregoing description is qualified in its entirety by reference to and incorporation of the terms and provisions contained in those exhibits.

  On December 4, 1996, the Company announced its intention to call for redemption, on or about January 15, 1997, the entire principal amount of its currently outstanding 8 1/4% Debentures due 2007 (the "Debentures") at the redemption price of 103.60% of the principal amount thereof. In January 1987, the Company issued $200,000,000 of the Debentures, all of which are presently outstanding.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        Exhibit 1.1 Underwriting Agreement, dated as of December 4, 1996, by and among the Company, Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Donaldson, Lufkin & Jenrette Securities Corporation.

        Exhibit 4.1 Indenture, dated as of March 1, 1986, between the Company and The Chase Manhattan Bank, as trustee, as supplemented by a supplemental indenture, dated as of March 30, 1993, is incorporated herein by reference to the exhibits filed with the Company's Form S-3 Registration Statement (No.33-60342) filed on March 31, 1993.

        Exhibit 4.2 Form of Global Notes in the aggregate principal amounts of $200,000,000 and $100,000,000, respectively.

        Exhibit 12.1 Computation of ratio of earnings to fixed charges.

        Exhibit 99.1 Prospectus, dated December 4, 1996, as supplemented by the prospectus supplement dated December 4, 1996.

        Exhibit 99.2 Press release issued by the Company relating to the redemption of the 8 1/4% Debentures due 2007.

                              Page 2 of 3 Pages

                                SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            LOEWS CORPORATION
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                                            (Registrant)





Dated: December 11, 1996                By: /s/ Barry Hirsch
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                                            Barry Hirsch
                                            Senior Vice President

                              Page 3 of 3 Pages